EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.



                                       /s/ JAMES B. POWELL, M.D.
                                       -------------------------
                                       James B. Powell, M.D.

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ HAYWOOD D. COCHRANE, JR.
                                       -------------------------
                                       Haywood D. Cochrane, Jr.

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ WESLEY R. ELINGBURG
                                       -------------------------
                                       Wesley R. Elingburg

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ JAMES R. MAHER
                                       -------------------------
                                       James R. Maher

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ THOMAS P. MACMAHON
                                       -------------------------
                                       Thomas P. MacMahon

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ JEAN-LUC BELINGARD
                                       -------------------------
                                       Jean-Luc Belingard

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ LINDA GODSEN ROBINSON
                                       -------------------------
                                       Linda Godsen Robinson

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ DAVID BERNT SKINNER, M.D.
                                       -------------------------
                                       David Bernt Skinner, M.D.

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradford T. Smith and Haywood D. Cochrane, Jr., or either of them, each acting alone, his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, in connection with the Laboratory Corporation of America Holdings' Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of September, 1995.


                                       /s/ ANDREW G. WALLACE, M.D.
                                       -------------------------
                                       Andrew G. Wallace, M.D.